Exhibit 10.5

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”) dated as of March 5, 2018, is executed by the undersigned Pledgor in favor of SWK FUNDING LLC, a Delaware limited liability company, as agent for all the Lenders (in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, Veru Inc., a Wisconsin corporation (“Pledgor”), as Borrower, Agent and certain financial institutions (“Lenders”) have entered into that certain Credit Agreement, dated as of the date hereof, pursuant to which such Lenders will make Loans to Pledgor (as existing on the date hereof and as may be further, modified, amended or restated from time to time the “Credit Agreement”);

WHEREAS, Pledgor hereby acknowledges that as the Borrower, it will directly and indirectly benefit from the making of such Loans; and

NOW, THEREFORE, in consideration of the agreements made by Agent and Lenders for the benefit of Pledgor and the other Loan Parties in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. When used herein, capitalized terms which are not otherwise defined have the meanings assigned thereto in the Credit Agreement.

2. Pledge. As security for the payment and performance of all of the Obligations, Pledgor hereby pledges to Agent, and grants to Agent, for the benefit of Agent and Lenders, a continuing security interest in, all of the following, whether now existing or hereafter owned, existing or arising (the “Subject Collateral”):

(a) The equity interests held by Pledgor in each Person described on Schedule I hereto (the “Pledgee”) and any investment property and general intangibles evidenced by or relating to such equity interests (collectively, the “Subject Securities”), and all other property hereafter delivered to Agent in substitution for or in addition to any of the foregoing;

(b) all documents, certificates and/or instruments representing any of the foregoing and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, except for any distributions with respect to the Subject Securities that would be permitted under the Loan Documents; and

(c) all products and proceeds of all of the foregoing.

Pledgor agrees to deliver to Agent, for the benefit of itself and Lenders, promptly upon receipt and in due form for transfer, any certificates evidencing the Subject Securities, and any other Subject Collateral which may at any time or from time to time come into the possession or control of Pledgor; and prior to the delivery thereof to Agent, such Subject Collateral shall be held by Pledgor separate and apart from its other property and in express trust for Agent.

Pledgor further agrees to obtain the written acknowledgment of any custodian of the Subject Collateral, to the effect that (i) all rights of Pledgor in the Subject Collateral are subject to such security interest, (ii) such custodian is authorized and instructed to comply with any instruction of Agent with respect to disposition or transfer of the Subject Collateral, including any instruction to cease accepting instructions from Pledgor, and (iii) in the event of a conflict between instructions given by Agent and instructions given by Pledgor, Agent’s instructions shall control. It is Pledgor’s intent that, by virtue of this Agreement and such acknowledgments, Agent is granted “control” within the meaning of Sections 9-104 and 9-106 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”) with respect to the Subject Collateral and any deposit account or security account to which the Subject Collateral is credited. Pledgor hereby agrees that it will not grant “control” (within the meaning of such Sections of the UCC) to any Person other than Agent with respect to the Subject Collateral or any deposit account to which the Subject Collateral is credited.

3. Warranties; Further Assurances. Pledgor warrants to Agent that: (a) Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of the Subject Collateral owned by it free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; and (b) the pledge and delivery of the Subject Collateral owned by Pledgor pursuant to this Agreement will create a valid first priority, perfected security interest in such Subject Collateral in favor of Agent and its assigns.

So long as any of the Obligations shall be outstanding, Pledgor (i) shall not, without the express prior written consent of Agent, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase any Subject Securities pledged hereunder, or otherwise diminish or impair any of its rights in, to or under any of the Subject Collateral; (ii) hereby consents to the filing of such Uniform Commercial Code financing statements and other documents (and will pay the costs of filing and recording or re-filing and re-recording the, same in all public offices reasonably deemed necessary or appropriate by Agent) and will do such other acts and things, all as Agent may from time to time reasonably request, to establish and maintain a valid, first priority perfected security interest in the Subject Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Obligations; (iii) will execute and deliver to Agent such allonges, endorsements and similar documents relating to the Subject Collateral, satisfactory in form and substance to Agent, as Agent may reasonably request; and (iv) will furnish Agent such information concerning the Subject Collateral as Agent may from time to time reasonably request.

4. Holding in Name of Agent, etc. Agent may from time to time after the occurrence and during the continuance of an Event of Default, with prior written notice to the Pledgor, take all or any of the following actions: (a) transfer all or any part of the Subject Collateral into the name of Agent or any nominee or sub-agent for Agent, with or without disclosing that such Subject Collateral is subject to the lien, pledge and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Subject Collateral, (c) notify the parties obligated on any of the Subject Collateral to make payment directly to Agent of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of the Pledgor to allow collection of the Subject Collateral, (e) enforce collection of any of the Subject Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Subject Collateral.

5. Voting Rights, Dividends, etc. Notwithstanding any other provisions contained in this Agreement, so long as the Obligations remain unpaid, and so long as Agent has not given the notice referred to in Subsection 5(c) below:

(a) Pledgor shall be entitled to exercise any and all voting or consensual rights and powers and purchase or subscription rights (any exercise by Pledgor of such purchase or subscription rights may be made only from funds of Pledgor not comprising the Subject Collateral) relating or pertaining to the Subject Collateral or any part thereof for any purpose; provided, that Pledgor agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of the Subject Collateral or any part thereof or any other material adverse effect in relation to the Collateral or Pledgor’s obligations pursuant to the Credit Agreement or any other Loan Document.

(b) Pledgor shall be entitled to receive and retain any and all dividends, interest or other cash distributions payable on or in respect of the Subject Collateral if such dividends, interest or other distributions are permitted by the Loan Documents, but all dividends, interest and distributions in respect of the Subject Collateral or any part thereof made in Subject Securities, whether resulting from a subdivision, combination or reclassification of Subject Collateral or any part thereof or received in exchange for Subject Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Person who issues a Subject Security may be a party or otherwise or as a result of any exercise of any purchase or subscription rights, shall be and become part of the Subject Collateral hereunder and, if received by Pledgor, shall be forthwith delivered to Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

(c) Upon written notice delivered to the Pledgor from Agent of the occurrence of an Event of Default and at all times during the continuance of an Event of Default, all rights and powers which Pledgor is entitled to exercise pursuant to this Section 5, and all rights of Pledgor to receive and retain dividends pursuant to Subsection 5(b) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in Agent which shall have, during the continuance of such Event of Default the sole and exclusive authority to exercise such rights and powers and to receive such dividends, interest or other distributions. Any and all money and other property paid over to or received by Agent pursuant to this Subsection 5(c) shall be retained by Agent as additional Subject Collateral hereunder and applied in accordance with the provisions hereof.

6. Remedies. Upon the occurrence and during the continuance of an Event of Default, Agent may exercise from time to time any rights and remedies available to it under, the UCC as in effect in the State of New York, the Loan Documents, or other applicable law. Without limiting the foregoing, whenever an Event of Default shall exist, Agent, to the extent necessary to satisfy the Obligations, (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Subject Collateral, free of all rights and claims of the Pledgor therein and thereto, at any public or private sale and (ii) bid for and purchase any or all of the Subject Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments and other instruments of conveyance or transfer with respect to all or any of the Subject Collateral. Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by Agent of any of its rights and remedies during the continuance of an Event of Default. Any notification of intended disposition of any of the Subject Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any of the Subject Collateral may be applied by Agent pursuant to the Credit Agreement (and, after payment in full of all Obligations, any excess shall be delivered to the Pledgor or as a court of competent jurisdiction shall direct).

Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Subject Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable securities laws or other laws (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Subject Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental authority or official, and Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that Agent shall not be liable or accountable to Pledgor for any discount allowed by reason of the fact that such Subject Collateral is sold in compliance with any such limitation or restriction. Pledgor waives any right it may now or hereafter have to require Agent to marshal any of the collateral from time to time securing the Obligations guaranteed by Pledgor.

7. Waiver of Transfer Restrictions. Pledgor and the Pledgee hereby consent to the transactions contemplated herein, notwithstanding any limitations or restrictions on such transactions set forth in the governing documents of Pledgee or otherwise with respect to the transfer of any of the Subject Collateral. Without limiting the foregoing, Pledgor and the Pledgee agree that any rights of first refusal, options to purchase or other conditions or restrictions affecting the transfer of any of the Subject Collateral shall not be triggered by, or otherwise in any respect be applicable to, the execution and delivery of this Agreement or the exercise of Agent’s rights and remedies under this Agreement, as amended from time to time, and upon Agent’s exercise of its rights and remedies under this Agreement (as amended from time to time), Agent, a purchaser at a foreclosure sale of the Collateral or any such party’s designee shall be immediately and automatically admitted as an owner of the Pledgee with all ownership rights accruing to it (including, without limitation, all rights to distributions and voting) without the need to obtain the consent of any owner or the Pledgee or to provide or comply with a right of first refusal or option to purchase with respect to any of the Subject Collateral in favor of any owner, the Pledgee or any other Person, notwithstanding anything in the governing documents of Pledgee, any agreement to which the Pledgor is now or hereafter a party with respect to any of the Subject Collateral or otherwise to the contrary or in conflict thereof.

8. Attorney in Fact. Pledgor hereby irrevocably appoints Agent as its limited attorney-in-fact in accordance with the powers granted in connection with this Agreement (without requiring Agent to act as such), with full power of substitution, which appointment as limited attorney-in-fact is irrevocable during the term of this Agreement, to take any action Agent deems necessary upon the occurrence and during the continuation of an Event of Default to perfect, protect and realize upon its lien and first priority security interest in the Subject Collateral, including the execution and delivery of any and all documents or instruments related to the Subject Collateral in Pledgor’s name, or otherwise to effect fully the purpose, terms and conditions of this Agreement and the other Loan Documents, and said appointment shall create in Agent a power coupled with an interest.

9. General.

(a) Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Subject Collateral if it takes such action for that purpose as Agent would to take to care and preserve its own property.

(b) No delay on the part of Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by Agent and the Pledgor, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c) All obligations of the Pledgor and all rights, powers and remedies of Agent expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Obligations or any security therefor.

(d) Upon notice to the Pledgor, Agent may assign, without the Pledgor’s consent, unless such consent is otherwise required pursuant to the Credit Agreement, its interests in this Agreement and the other Loan Documents to any other Person, including, without limitation, any of Agent’s affiliates, to which it is permitted to assign its interest as Agent pursuant to the Credit Agreement.

(e) This Agreement shall be binding upon and inure to the benefit of each of the Pledgor, Pledgee and Agent and their respective successors and assigns.

(f) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement.

10. Governing Law; Jurisdiction; Service of Process; Venue.

(a) THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS CODE).

(b) ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, U.S. FIRST CLASS POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK.

(c) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND AGREES

THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. PLEDGOR FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, PLEDGOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF ANY LENDER, INCLUDING SUCH LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. PLEDGOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO EACH LENDER’S ACCEPTANCE OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE.

11. Credit Agreement. Pledgor hereby agrees to be bound by any covenants stated to be binding upon them in the Credit Agreement and such covenants are hereby incorporated by reference as if fully set forth herein.

12. Modification. This Agreement shall not be modified, supplemented, or terminated, nor any provision hereof waived, except by a written instrument signed by the party against whom enforcement thereof is sought, and then only to the extent expressly set forth in such writing.

13. Duplicate Originals; Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by facsimile machine or in “.pdf” format through electronic mail of any executed signature page to this Agreement or any other Loan Document shall constitute effective delivery of such signature page. This Agreement and the other Loan Documents to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including “.pdf”), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such other Loan Document shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

14. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

15. Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Agreement and shall be considered prima facie evidence of the facts and documents referred to therein.

[Remainder of Page Intentionally Blank; Signatures on following page]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

Address for notices:

4400 Biscayne Blvd. Suite 888

Miami, FL 33138

Attn: Philip R Greenberg

Facsimile:

Email: pgreenberg@verupharma.com

With a copy to:

Greenberg Traurig, LLP

333 S.E. 2nd Avenue

Miami, FL 33131

Facsimile: (305) 961-5856

Attn: Joshua M. Samek, Esq.

Email: samekj@gtlaw.com

PLEDGOR:

VERU INC., a Wisconsin corporation

By:	/s/ Mitchell S. Steiner
Name:	Mitchell S. Steiner, MD, FACS
Title:	CEO and President

[Signature Page to Pledge Agreement]

Address for Notices:

14755 Preston Road, Suite 105

Dallas, Texas 75254

Facsimile: (972) 687-7255

Email: notifications@swkhold.com

With a copy to:

Holland & Knight LLP

200 Crescent Court, Suite 1600

Dallas, Texas 75201

Facsimile: (214) 964-9501

Attn: Ryan Magee

Email: Ryan.Magee@hklaw.com

AGENT:

SWK FUNDING LLC, a Delaware limited liability company

By: SWK Holdings Corporation, its sole Manager

By:	/s/ Winston Black
Name:	Winston Black
Title:	Chief Executive Officer

[Signature Page to Pledge Agreement]

ACKNOWLEDGMENT

The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge Agreement, agrees to the terms of, and agrees to promptly note on its books and records the security interests granted under such Pledge Agreement, and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any of the Subject Collateral in the name of Agent or its nominee or the exercise of voting rights by Agent, and, after written notice from Agent that an Event of Default has occurred and is continuing, agrees, that in acting upon the instructions of Agent, it will not require the further consent of, or seek further instruction from, the Pledgor at any time.

Acknowledged and Agreed:

THE FEMALE HEALTH COMPANY LIMITED, a company organized under the laws of the United Kingdom

By:	/s/ Kevin J. Gilbert
Name:	Kevin J. Gilbert
Title:	Director

[Acknowledgment of Pledge Agreement]

SCHEDULE I

SUBJECT SECURITIES

Pledged Entity	Pledgor	Percentage of Ownership	Pledged Ownership	Shares	Certificate Number(s)
THE FEMALE HEALTH COMPANY LIMITED	VERU INC.	100%	65%	2,535,084	3

[Schedule I to Pledge Agreement]